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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 15, 2005


                                 Belden CDT Inc.

                                 ---------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
               Delaware                               001-12561                             36-3601505
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    (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000

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              (Registrant's telephone number, including area code)



                                       n/a

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES


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        ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
        DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        Rickard K. Reece, Vice President, Finance and Chief Financial Officer, has notified Belden CDT Inc. (the "Company") that, effective November 30, 2005, he will resign from the Company. Mr. Reece has accepted a position with Acuity Brands, Inc. The Company has engaged an executive recruiter to conduct a search for Mr. Reece's replacement. The Company has appointed Stephen H. Johnson, 56, Treasurer, to the additional role of Interim Chief Financial Officer and has appointed John S. Norman, 44, Controller, to the additional position of Chief Accounting Officer. Mr. Johnson has been Treasurer of the Company since the merger in 2004. Prior to the merger, he served Belden Inc. as Treasurer; Vice President, Finance of the Belden Electronics Division; and Director of Tax. Prior to joining Belden in 1993, Mr. Johnson was a partner with Ernst & Young, LLP. Mr. Norman was appointed Controller of Belden CDT in May 2005. He was formerly Vice President and Controller of Graphic Packaging International Corporation in Golden, Colorado, and has seventeen years experience in public accounting with PricewaterhouseCoopers LLP.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      BELDEN CDT INC.


Date: November 18, 2005                               By: /s/Kevin L. Bloomfield
                                                      Kevin L. Bloomfield


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